UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

◻	Preliminary Proxy Statement

◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

◻	Definitive Proxy Statement

⌧	Definitive Additional Materials

◻	Soliciting Material under §240.14a-12

Coherus BioSciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

⌧	No fee required.

◻	Fee paid previously with preliminary materials.

◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! COHERUS BIOSCIENCES, INC. 333 TWIN DOLPHIN DRIVE SUITE 600 REDWOOD CITY, CA 94065 COHERUS BIOSCIENCES, INC. 2024 Annual Meeting Vote by May 28, 2024 11:59 PM ET You invested in COHERUS BIOSCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 29, 2024. Vote Virtually at the Meeting* May 29, 2024 1:30 p.m. PDT Virtually at: www.virtualshareholdermeeting.com/CHRS2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V44829-P08927 Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 15, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V44830-P08927 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com 1. To elect three Class I directors to hold office until the 2027 Annual Meeting of Stockholders or until their successors are elected. For Nominees: 01) Lee N. Newcomer, MD 02) Charles W. Newton 03) Kimberly J. Tzoumakas 2. To ratify the selection, by the Audit Committee of our Board of Directors, of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. To vote on a non-binding, advisory basis to approve the compensation of the Company’s named executive officers (a “Say-on-Pay” vote). For 4. To approve the amendment and restatement of the Company’s 2014 Equity Incentive Award Plan (the “2014 Plan”). For NOTE: The proxies may vote in their discretion upon such other business as may properly come before the meeting or any adjournment, continuation or postponement thereof.